UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest reported): August 11, 2003


                       FIRST MEDICAL RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)


       Nevada                    000-49612                 86-1038019
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(State or other jurisdiction    (Commission    (IRS Employer Identification No.)
     of incorporation)          File Number)


  1519 Main St., # 343, Hilton Head Island, South Carolina             29926
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       (Address of principal executive offices)                     (Zip Code)


                                 (843) 689-2882
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              (Registrant's telephone number, including area code)


             455 Market Street, Suite 1220, San Francisco, CA 94104
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           Former name or former address, if changed since last report


Item 5. Other Events

On July 14, 2003, Lawrence M. Davis resigned as the Company's Chief Financial Officer and Secretary. On July 24, 2003, James D. Durham resigned as the Company's Chief Executive Officer and President. On July 24, 2003, Ross Pascall was appointed as President, Secretary and Treasurer of the Company to serve until such time he resigns or is removed.

Item 6. Resignations of Registrant's Directors

On July 24, 2003, James D. Durham resigned as the Company's sole Director. Prior to his resignation, Mr. Durham appointed Ross Pascall as a Director of the Company to serve until his removal or resignation.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 12, 2003                        First Medical Resources Corporation


                                              By:/s/ Ross Pascall
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                                                     Ross Pascall
                                                     President